HARTFORD SELECT LEADERS SERIES V

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

FILE NO. 333-101933

Supplement dated May 19, 2009 to the

Statement of Additional Information dated May 1, 2009

The two references to Hartford Life Insurance Company on the first page are deleted and replaced with Hartford Life and Annuity Insurance Company.

This Supplement Should Be Retained With The Statement of Additional Information For Future Reference.

HV-7924